Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Digital assets:
During the period from July 1, 2026 through August 31, 2026, the Company’s subsidiary, BBI, generated a total of 1,183 BCH from its BCH mining activities, resulting in recognized revenue of approximately HK$2.1 million (US$0.3 million), at an average price of approximately HK$1,796 (US$290) per BCH. No other digital assets were acquired during the same period.
As of August 31, 2026, the fair value of the digital assets acquired before the period ended June 30, 2026 was HK$1,749,401,655 (US$223,081,058) due to the price fluctuation of the digital assets. The Company recorded such unrealized gain in the change in fair value of digital assets on the consolidated statements of operations in the subsequent period.
New business:
In July 2026, the Company formed two subsidiaries in Bermuda, MFI Holdings Limited and MFI (Bermuda) Limited, for the purpose of setting up a business of direct underwriting and issuance of life insurance policies denominated in digital assets.
Lease:
On August 1, 2026, the lessor of CAT modified the operating lease agreement for the occupancy of an office space by increasing the monthly lease payment from HK$220,000 to HK$350,000 and extending the lease term from September 4, 2027 to March 31, 2028. The size of the office space remains unchanged. The modification was effective on August 1, 2026. The Company estimated that its right-of-use assets and operating lease liabilities – related party would each increase by approximately HK$3.7 million as a result of the lease modification.
The Company evaluated all events and transactions that occurred after June 30, 2026 up through the date the Company issued the unaudited condensed consolidated financial statements. Other than the events disclosed above, there was no other subsequent event occurred that would require recognition or disclosure in the Company’s unaudited condensed consolidated financial statements.